EXHIBIT 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Baywood International, Inc., a Nevada corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Quarterly Report for the quarter ended March 31, 2007 (the “Form 10-QSB) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-QSB fairly presents in all material respects, the financial condition and results of operations of the Company.

Date: May 18, 2007	/s/ Neil Reithinger
Neil Reithinger, Chief Executive Officer and Chief Financial Officer